                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POWER OF ATTORNEY HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED. BY SO SIGNING, EACH OF THE UNDERSIGNED, IN HIS OR HER CAPACITY AS A DIRECTOR OR OFFICER, OR BOTH, AS THE CASE MAY BE, OF BANK OF BOSTON CORPORATION (THE "CORPORATION"), DOES HEREBY APPOINT CHARLES K. GIFFORD, WILLIAM M. CROZIER, JR., HENRIQUE DE CAMPOS MEIRELLES, WILLIAM J. SHEA, BRADFORD H. WARNER, ROBERT T. JEFFERSON AND GARY A. SPIESS, AND EACH OF THEM SEVERALLY, OR IF MORE THAN ONE ACTS, A MAJORITY OF THEM, HIS OR HER TRUE AND LAWFUL ATTORNEYS OR ATTORNEY TO EXECUTE IN HIS OR HER NAME, PLACE AND STEAD, IN HIS OR HER CAPACITY AS A DIRECTOR OR OFFICER OR BOTH, AS THE CASE MAY BE, OF THE CORPORATION, THE REGISTRATION STATEMENT ON FORM S-3 TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") WITH RESPECT TO THE SHARES OF THE CORPORATION'S COMMON STOCK, PAR VALUE $1.50 PER SHARE, TO BE ISSUED PURSUANT TO THE CORPORATION'S AUTOMATIC DIVIDEND REINVESTMENT AND COMMON STOCK PURCHASE PLAN, AND ANY AND ALL AMENDMENTS TO SAID REGISTRATION STATEMENT AND ALL INSTRUMENTS NECESSARY OR INCIDENTAL IN CONNECTION THEREWITH, AND TO FILE THE SAME WITH THE COMMISSION. EACH OF SAID ATTORNEYS SHALL HAVE FULL POWER AND AUTHORITY TO DO AND PERFORM IN THE NAME AND ON BEHALF OF EACH OF THE UNDERSIGNED, IN ANY AND ALL CAPACITIES, EVERY ACT WHATSOEVER REQUISITE OR NECESSARY TO BE DONE IN THE PREMISES AS FULLY AND TO ALL INTENTS AND PURPOSES AS EACH OF THE UNDERSIGNED MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND APPROVING THE ACTS OF SAID ATTORNEYS AND EACH OF THEM.

              SIGNATURE                        TITLE                 DATE
              ---------                        -----                 ----

       /s/ Charles K. Gifford             Chief Executive   September 26, 1996
-------------------------------------      Officer and
        (CHARLES K. GIFFORD)               Director
                                           (Chief
                                           Executive
                                           Officer)

     /s/ William M. Crozier, Jr.          Chairman of the   September 26, 1996
-------------------------------------      Board of
      (WILLIAM M. CROZIER, JR.)            Directors and
                                           Director

  /s/ Henrique de Campos Meirelles        President and     September 26, 1996
-------------------------------------      Chief
   (HENRIQUE DE CAMPOS MEIRELLES)          Operating
                                           Officer and
                                           Director

         /s/ William J. Shea              Vice Chairman,    September 26, 1996
-------------------------------------      Chief
          (WILLIAM J. SHEA)                Financial
                                           Officer and
                                           Treasurer
                                           (Chief
                                           Financial
                                           Officer)

              SIGNATURE                        TITLE              DATE
              ---------                        -----              ----

       /s/ Robert T. Jefferson            Comptroller      September 26, 1996
-------------------------------------      (Chief
        (ROBERT T. JEFFERSON)              Accounting
                                           Officer)

          /s/ Wayne A. Budd               Director         September 26, 1996
-------------------------------------
           (WAYNE A. BUDD)

      /s/ John A. Cervieri Jr.            Director         September 26, 1996
-------------------------------------
       (JOHN A. CERVIERI JR.)

       /s/ William F. Connell             Director         September 26, 1996
-------------------------------------
        (WILLIAM F. CONNELL)

       /s/ Gary L. Countryman             Director         September 26, 1996
-------------------------------------
        (GARY L. COUNTRYMAN)

        /s/ Alice F. Emerson              Director         September 26, 1996
-------------------------------------
         (ALICE F. EMERSON)

          /s/ Thomas J. May               Director         September 26, 1996
-------------------------------------
           (THOMAS J. MAY)

        /s/ Donald F. McHenry             Director         September 26, 1996
-------------------------------------
         (DONALD F. MCHENRY)

         /s/ Paul C. O'Brien              Director         September 26, 1996
-------------------------------------
          (PAUL C. O'BRIEN)

         /s/ Thomas R. Piper              Director         September 26, 1996
-------------------------------------
          (THOMAS R. PIPER)

          /s/ John W. Rowe                Director         September 26, 1996
-------------------------------------
           (JOHN W. ROWE)

        /s/ Richard A. Smith              Director         September 26, 1996
-------------------------------------
         (RICHARD A. SMITH)

              SIGNATURE                        TITLE              DATE
              ---------                        -----              ----

        /s/ Glenn P. Strehle              Director         September 26, 1996
-------------------------------------
         (GLENN P. STREHLE)

      /s/ William C. Van Faasen           Director         September 26, 1996
-------------------------------------
       (WILLIAM C. VAN FAASEN)

        /s/ Thomas B. Wheeler             Director         September 26, 1996
-------------------------------------
         (THOMAS B. WHEELER)

         /s/ Alfred M. Zeien              Director         September 26, 1996
-------------------------------------
          (ALFRED M. ZEIEN)